Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

To Tender

Shares of Common Stock

of

Galaxy Nutritional Foods, Inc.

Pursuant to the Offer to Purchase

Dated February 13, 2009

by

Andromeda Acquisition Corp.,

a wholly owned subsidiary of MW1 LLC

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,

EASTERN TIME, ON MARCH 16, 2009, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By First Class Mail:	By Certified or Express Delivery:	By Hand:

Continental Stock Transfer & Trust Company	Continental Stock Transfer & Trust Company	Continental Stock Transfer & Trust Company
17 Battery Place, 8th Floor	17 Battery Place, 8th Floor	17 Battery Place, 8th Floor
New York, NY 10004	New York, NY 10004	New York, NY 10004
Attn: Reorganization Department	Attn: Reorganization Department	Attn: Reorganization Department

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The Instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please Fill in Exactly as Name(s) Appear(s) on Share Certificate(s))	Share Certificate(s) and Shares Tendered (Attach Additional List, if Necessary) Total Shares
	Share Certificate Number(s)*	Shares Represented by Share Certificate(s)*	Number of Shares Tendered**

Total Shares

*  See Instruction 3 if space is inadequate. Need not be completed by Book-Entry Shareholders (as defined below).

**  Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, DESTROYED OR STOLEN, SEE INSTRUCTION 10.

This Letter of Transmittal is to be used either if certificates for Shares (as defined herein) are to be delivered herewith or, unless an Agent’s Message (as defined in the Offer to Purchase, which is defined herein) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer described in the Offer to Purchase to an account maintained by the Depositary (as defined herein) at the Book-Entry Transfer Facility (as defined in the Offer to Purchase). Stockholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to, their Shares, and all other documents required hereby, to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) of the Offer (as defined below) must tender their Shares in accordance with the guaranteed delivery procedures described in the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

☐	CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Deliver by Book-Entry Transfer to the Book-Entry Transfer Facility (The Depository Trust Company)

Account Number:

Transaction Code Number:

☐	CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name (s) of Registered Owner (s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

☐	Check box if delivered by Book-Entry Transfer to the Book-Entry Transfer Facility (The Depository Trust Company)

Account Number:

Transaction Code Number:

NOTE:    SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Andromeda Acquisition Corp., a Delaware corporation (“Purchaser”) and a wholly owned subsidiary of MW1 LLC, a Delaware limited liability company, the above described shares of common stock, par value $0.01 per share (“Shares”), of Galaxy Nutritional Foods, Inc., a Delaware corporation (the “Company”), on the terms and subject to the conditions set forth in the Offer to Purchase dated February 13, 2009 (the “Offer to Purchase”) and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the “Offer”), receipt of which is hereby acknowledged.

Upon the terms of the Offer, subject to and effective upon acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered herewith (and any and all non-cash dividends, distributions, other Shares or other securities or rights issued or issuable in respect thereof on or after February 13, 2009 (collectively, “Distributions”)) and irrevocably constitutes and appoints Continental Stock Transfer & Trust Company (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such Shares (and any and all Distributions) (i) to deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Purchaser, (ii) to present such Shares (and any and all Distributions) for transfer on the Company’s books and (iii) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered herewith (and any and all Distributions) and has good title thereto, free and clear of all liens, restrictions, claims and encumbrances. The undersigned will, upon request, execute any additional documents deemed by the Depositary or Purchaser to be necessary to complete the sale, assignment and transfer of the Shares tendered herewith (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount of value of such Distribution as determined by Purchaser in its sole discretion.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as described in the Offer to Purchase, this tender is irrevocable. Purchaser reserves the right to require that, in order for the Shares or other securities to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the Company’s stockholders.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the members of the Board of Directors of Purchaser, and each such Board member, as attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote at any annual, special, adjourned or postponed meeting of the Company’s stockholders or otherwise in such manner as each such attorney-in-fact and proxy (or his or her substitute) shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy (or his or her substitute) shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy (or his or substitute) shall in his or her sole discretion deem proper with respect to, the Shares tendered herewith that have been accepted for payment by Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and any and all Distributions). This appointment is effective when, and only to the extent that, Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney and proxies given by the undersigned with respect to the Shares tendered herewith (and any and all Distributions) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned in respect of such Shares.

The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms of and subject to the conditions to the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

Unless otherwise indicated herein in the box labeled “Special Payment Instructions,” please issue the check for the purchase price and/or return any certificate(s) for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) indicated herein in the box labeled “Description of Shares Tendered” on the cover page of this Letter of Transmittal. Similarly, unless otherwise indicated herein in the box labeled “Special Delivery Instructions,” please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) indicated herein in the box labeled “Description of Shares Tendered” on the cover page of this Letter of Transmittal. In the event that both of the boxes herein labeled the “Special Payment Instructions” and the “Special Delivery Instructions,” respectively, are completed, please issue the check for the purchase price and/or return any certificate(s) for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons indicated therein. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any applicable withholding taxes) or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue:            ☐  check            ☐  certificate(s) to:

Name:
(Please Print)

Address:

(Include Zip Code)

TIN:
(Taxpayer Identification Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 6 and 7)

To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any applicable withholding taxes) or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Issue:            ☐  check            ☐  certificate(s) to:

Name:
(Please Print)

Address:

(Zip Code)

SIGN HERE

(PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 8, OR THE APPROPRIATE

FORM W-8, IF APPLICABLE)

Signature(s) of Owner(s)

Dated:                                      , 2009

Name(s):

(Please Print)

Capacity (Full Title):

Address

(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification Number:

(Must be signed by registered holder(s) exactly as name(s) on stock certificates(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents delivered herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)

(IF REQUIRED, SEE INSTRUCTIONS 1 AND 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.

PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature(s):

Name(s):

Name of Firm:

Address:

Area Code and Telephone Number:

Dated:                                      , 2009

Payer: CONTINENTAL STOCK TRANSFER & TRUST COMPANY

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 1 – PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. For further instructions, see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”	Social Security Number OR Employer Identification Number

Part 2 – Certification    Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions – You must cross out item (2) of the above certification if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not received another notification from the IRS that you are no longer subject to backup withholding. The IRS does not require your consent to any provision of this Substitute Form W-9 other than the certifications required to avoid backup withholding.

Signature:

Name:

Business Name:

Date:

Address:

City, State, Zip Code:

Please check appropriate category:

☐  Individual/Sole Proprietor         ☐  Corporation

☐  Partnership                                     ☐  LLC

☐  Other:

Enter the Tax Classification (D=disregarded entity;

C=corporation; P=partnership):

Part 3 –

Awaiting TIN  ☐

(If you check the box in Part 3, also complete the “Certificate of Awaiting Taxpayer Identification Number” below.)

Part 4 – For payees exempt from backup withholding, see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”

Exempt Payee  ☐

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN PENALTIES IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF

SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature:	Date:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal if (i) this Letter of Transmittal is signed by the registered holder(s) of Shares tendered herewith, unless such registered holder(s) has completed either the box labeled “Special Payment Instructions” or the box labeled “Special Delivery Instructions” on this Letter of Transmittal or (ii) such Shares are tendered for the account of a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, Nasdaq Stock Market Guarantee Program or the Stock Exchanges Medallion Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an “Eligible Institution”). For purposes of this Instruction, a registered holder of Shares includes any participant in the Book-Entry Transfer Facilities system whose name appears on a security position listing as the owner of the Shares. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2.    Requirements of Tender.    This Letter of Transmittal is to be completed by stockholders either if certificates are to be tendered herewith, or unless an Agent’s Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer described in the Offer to Purchase to an account maintained by the Depositary at the Book Entry Transfer Facility (as defined in the Offer to Purchase). For a stockholder to validly tender Shares in the Offer, either (i) the certificate(s) representing the tendered Shares, together with this Letter of Transmittal, properly completed and duly executed, together with any required signature guarantees and any other required documents, must be received by the Depositary at one of its addresses listed herein prior to the Expiration Date, (ii) in the case of a tender effected pursuant to a book-entry transfer (a) either this Letter of Transmittal, properly completed and duly executed, together with any required signature guarantees, or an Agent’s Message, and any other required documents, must be received by the Depositary at one of its addresses listed herein prior to the Expiration Date, and (b) the Shares to be tendered must be delivered pursuant to the book-entry transfer procedures described in the Offer to Purchase and a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Depositary prior to the Expiration Date or (iii) the tendering stockholder must comply with the guaranteed delivery procedures described in the Offer to Purchase prior to the Expiration Date.

If a stockholder desires to tender Shares in the Offer and such stockholder’s certificates representing such Shares are not immediately available, or the book-entry transfer procedures described in the Offer to Purchase cannot be completed on a timely basis, or time will not permit all required documents to reach the Depositary prior to the Expiration Date, such stockholder may tender such Shares if all the following conditions are met: (i) such tender is made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, is received by the Depositary at one of its addresses listed herein prior to the Expiration Date; and (iii) either (a) the certificates representing such Shares, together with this Letter of Transmittal, properly completed and duly executed, and any required signature guarantees, and any other required documents, are received by the Depositary at one of its addresses listed herein within three trading days (as described below) after the date of execution of such Notice of Guaranteed Delivery or (b) in the case of a book-entry transfer effected pursuant to the book-entry transfer procedures described in the Offer to Purchase, (1) either this Letter of Transmittal, properly completed and duly executed, and any required signature guarantees, or an Agent’s Message, and any other required documents, is received by the Depositary at one of its addresses listed herein and (2) such Shares are delivered pursuant to the book- entry transfer procedures described in the Offer to Purchase, and a Book-Entry Confirmation is received by the Depositary, in each case within three trading days after the date of execution of such Notice of Guaranteed Delivery. For purposes of the foregoing, a trading day is any day on which the New York Stock Exchange is open for business.

The method of delivery of Shares to be tendered in the Offer, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility is at the election and risk of the tendering stockholder. Shares to be tendered in the Offer will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery of Shares is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal, irrevocably waive any right to receive any notice of the acceptance of their Shares for payment.

3.    Inadequate Space.    If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

4.    Partial Tenders (Applicable to Certificate Shareholders Only).    If fewer than all the Shares evidenced by any certificate submitted are to be tendered herewith, fill in the number of Shares that are to be tendered under the column “Number of Shares Tendered” in the box entitled “Description of Shares Tendered.” In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificates will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance of payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.    Signatures on Letter of Transmittal Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

If any of the Shares tendered herewith are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence, satisfactory to Purchaser, of their authority so to act must be submitted.

When this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered herewith, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or accepted for payment are to be issued to, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of certificate(s) listed on the cover page, such certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner(s) appear on such certificate(s) and the signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it in the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not to be tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal.

7.    Special Payment and Delivery Instructions.    If a check is to be issued in the name of, and/or certificates for Shares not accepted for payment are to be returned to, a person other than the person signing this Letter of Transmittal, or if a check is to be sent and/or such certificates are to be returned to a person other than the person signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed.

8.    Waiver of Conditions.    Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares to be tendered herewith.

9.    Backup Withholding.    Under U.S. federal income tax law, a stockholder whose Shares are accepted for payment pursuant to the Offer may be subject to U.S. backup withholding (currently at a 28% rate) on payments to which the stockholder otherwise may be entitled on account of the Shares tendered by the stockholder.

To prevent backup withholding on any payment made to a stockholder that is a U.S. person (as defined below), the stockholder is required to notify the Depositary of the stockholder’s U.S. Taxpayer Identification Number (“TIN”) and to certify that the stockholder is not subject to backup withholding by completing the Substitute Form W-9, as described more fully below. In certain circumstances, a stockholder acting on behalf of a beneficial owner of Shares that is a U.S. person also may be required to file an IRS Form W-8-IMY or other applicable IRS Form and all required attachments to establish that a payment for the benefit of the beneficial owner is not subject to backup withholding.

To prevent backup withholding on any payment made to a stockholder that is not a U.S. person, the stockholder is required to provide the Depositary with a completed Internal Revenue Service (“IRS”) Form W-8BEN or other appropriate IRS Form W-8. Copies of the various IRS Forms W-8 can be found on the IRS website at www.irs.gov or the Depositary will provide such forms upon request.

A failure to properly complete and furnish the appropriate IRS Form W-9 or IRS Form W-8 may result in U.S. backup withholding and/or information reporting to the IRS.

A stockholder is a U.S. person if the stockholder is, for U.S. federal income tax purposes, a citizen or a resident of the United States (including a U.S. resident alien), a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust.

If a stockholder is a U.S. person for U.S. federal income tax purposes, the stockholder will be required to notify the Depositary of the stockholder’s TIN by completing the enclosed Substitute Form W-9, certifying that the TIN provided on that form is correct (or that such stockholder is awaiting receipt of a TIN), and that (i) the stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) after being so notified, the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding. If the Depositary is not provided with the correct TIN, such stockholder may be subject to a $50 penalty imposed by the IRS and payments that are made to such stockholder pursuant to the Offer may be subject to backup withholding. More serious penalties may be imposed for providing false information which, in some cases, may result in fines and/or imprisonment.

Each stockholder that is a U.S. person is required to give the Depositary the TIN (e.g., U.S. Social Security number or U.S. federal employer identification number) of the registered owner of the Shares. If the Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. A stockholder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if such stockholder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder must also complete the “Certificate of Awaiting Taxpayer Identification Number” in order to avoid backup withholding. If the box is checked, payments made will be subject to backup withholding unless the stockholder has furnished the Depositary with his, her or its TIN by the time payment is made. A stockholder who checks the box in Part 3 in lieu of furnishing a TIN should furnish the Depositary with the stockholder’s TIN as soon as it is received.

Certain U.S. persons are not subject to these backup withholding requirements. To avoid possible erroneous backup withholding, a U.S. person that is an exempt payee should complete the Substitute Form W-9 by providing its correct TIN, checking the appropriate box for its tax classification, checking the box in Part 4 of the form, and signing and dating the form.

Backup withholding is not an additional tax. Rather, the U.S. tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may be obtained by filing a tax return with the IRS.

Each stockholder is encouraged to consult his, her or its own tax advisor to determine whether such stockholder is required to furnish Substitute Form W-9, is exempt from backup withholding and information reporting, or is required to furnish an IRS Form W-8.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 OR APPROPRIATE IRS FORM W-8 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

10.    Lost, Destroyed or Stolen Certificates.    If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the transfer agent for the Company’s common stock, Continental Stock Transfer & Trust Company, in writing via mail or fax. The facsimile number is (212) 616-7613. The stockholder will then be instructed by Continental Stock Transfer & Trust Company as to the steps that must be taken in order to replace such certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been completed.

Important: This Letter of Transmittal together with any signature guarantees, or in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary prior to the Expiration Date, and either certificates for tendered Shares must be received by the Depositary or Shares must be delivered pursuant to the procedures for book-entry transfer described in the Offer to purchase, in each case prior to the Expiration Date, or the tendering stockholder must comply with the procedures for guaranteed delivery described in the Offer to Purchase.

Manually signed copies of this Letter of Transmittal will be accepted. This Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each stockholder or such stockholder’s broker, dealer, bank, trust company or other nominee to the Depositary at one of its addressees listed below.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help you determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of –
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodianaccount of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)(5)

For this type of account:		Give the EMPLOYER IDENTIFICATION number of –
6.	Disregardedentity not owned by an individual	The owner(5)
7.	A valid trust, estate, or pension trust	The legal entity(4)
8.	Corporateor LLC electing corporate status on Form 8832	The corporation
9.	Association,club, religious, charitable, educational or other tax-exempt organization	The organization
10.	Partnershipor multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Accountwith the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s Social Security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your Social Security number or Employer Identification number (if you have one). Do not enter the disregarded entity’s EIN.

(4)	List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

(5)	Caution: A disregarded domestic entity that has a non-U.S. owner must use the appropriate Form W-8. A disregarded foreign entity that has a U.S. owner must use the Substitute Form W-9.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Taxpayer Identification Number

If you do not have a Taxpayer Identification Number, you should apply for one immediately. To apply for a Social Security number, obtain Form SS-5, Application for a Social Security Card, from your local Social Security Administration Office or on-line at www.ssa.gov. You may also obtain this form by calling 1-800-772-1213. Use Form W-7, Application for an IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS Web Site at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can obtain Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at www.irs.gov.

Payees Exempt from Backup Withholding

If you are an exempt payee, enter your name and check the appropriate box for your status, then check the “Exempt payee” box in Part 4, sign and date the form.

Payees specifically exempted from backup withholding on ALL payments include the following:

•

An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or an individual retirement account, or a custodial account under Section 403(b)(7) of the Code, if the account satisfies the requirements of Section 401(f)(2) of the Code.

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

Other payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A trust exempt from tax under Section 664 of the Code or described in Section 4947 of the Code.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A middleman known in the investment community as a nominee or custodian.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a) of the Code.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441 of the Code.
•	Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an employee stock option plan.

•	Payments of patronage dividends where the amount received is not paid in money.

Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. IF YOU ARE AN EXEMPT PAYEE, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER ON THE FORM, CHECK THE BOX IN PART 4 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYER THE APPROPRIATE IRS FORM W-8.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N of the Code and the regulations promulgated thereunder.

Privacy Act Notice.—Section 6109 of the Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal non-tax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold applicable rates of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.— If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding.—If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of TINs.—If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By First Class Mail:	By Certified or Express Delivery:	By Hand:

Continental Stock Transfer & Trust Company 17 Battery Place, 8th Floor New York, NY 10004 Attn: Reorganization Department	Continental Stock Transfer & Trust Company 17 Battery Place, 8th Floor New York, NY 10004 Attn: Reorganization Department	Continental Stock Transfer & Trust Company 17 Battery Place, 8th Floor New York, NY 10004 Attn: Reorganization Department

Questions regarding the Offer, and requests for assistance in connection with the Offer, may be directed to the Information Agent at its address and telephone numbers listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery or any other materials related to the Offer may be obtained from the Information Agent and will be furnished promptly free of charge. You may also contact your broker, dealer, bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

105 Madison Avenue

New York, NY 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: tenderoffer@mackenziepartners.com